UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 29, 2008

(Date of earliest event reported)

GOLDRICH MINING COMPANY

(Exact Name of Registrant as Specified in Charter)

Alaska

(State or Other Jurisdiction of Incorporation)

001-06412 (Commission File Number)	91-0742812 (IRS Employer Identification No.)

3412 S. LINCOLN DRIVE, SPOKANE, WA 99203-1650

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (509) 624-5831

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

On December 29, 2008, the Registrant closed a private placement of its Series A Convertible Preferred Stock, no par value (“Series A Stock”). The Registrant issued an aggregate amount of 225,000 shares of Series A Stock at a price per share of $1.00, for aggregate proceeds of $225,000. The Registrant issued Series A Stock to two U.S. Persons (as defined in Regulation S of the Securities Act of 1933, as amended (the “Securities Act”)) who are accredited investors, relying on the exemptions from registration provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act. The Registrant issued Series A Stock to one person who is not a U.S. Person, relying on the exception from the Securities Act registration requirements available under Regulation S of the Securities Act. The Series A Stock is convertible into common stock of the Registrant, par value $0.10 per share (“Common Stock”), under the terms described in Item 5.03 below.

Item 3.03	Material Modification to Rights of Security Holders

The disclosures made in Item 5.03 are incorporated into this Item 3.03 by reference.

Item 5.03	Amendments to Articles of Incorporation

On December 29, 2008, the Registrant’s Statement of Designation of Shares of Preferred Stock (“Statement of Designation”) and resolution creating and authorizing the designation of 1,000,000 shares of Series A Stock, were accepted for filing by the Alaska Division of Corporations, Business and Professional Licensing (the “Division”), effective as of December 17, 2008. The Registrant’s board of directors approved the resolution pursuant to Sections 308 and 315 of the Alaska Corporations Code (the “Code”) and Article Four of the Company’s articles of incorporation and the Registrant filed the Statement of Designation with the Division pursuant to Section 320 of the Code. Upon filing of the Statement of Designation, the Registrant’s resolution amended the Registrant’s articles of incorporation by fixing the following rights, preferences, privileges and restrictions of the Series A Stock, effective as of December 17, 2008.

Par Value

The Series A Stock has no par value.

Liquidation Rights

In the event of any liquidation, dissolution or winding up of the Registrant, whether voluntary or involuntary, each holder of Series A Stock is entitled to be paid out of the assets of the Registrant available for distribution to stockholders, before any amount will be paid or distributed to the holders of Common Stock or any other stock ranking junior to the Series A Stock, an amount in cash equal to $2.00 per share (adjusted appropriately for stock splits, stock dividends and the like) together with declared but unpaid dividends to which the holders of Series A Stock are entitled (the “Series A Liquidation Amount”), payable pari passu. However, if the amounts payable with respect to the Series A Stock are not paid in full, holders of Series A Stock share ratably in any distribution of assets in proportion to the full respective preferential amounts to which they are entitled. After payment has been made to holders of Series A Stock of the Series A Liquidation Amount, the assets of the Company available for distribution to stockholders will be distributed ratably among the holders of Series A Stock (on an as-if-converted basis) and Common Stock (adjusted appropriately for stock splits, stock dividends and the like).

Voting Rights

Holders of Series A Stock are entitled to vote on all matters upon which holders of Common Stock are entitled to vote and are entitled to a number of votes equal to the number of whole shares of Common Stock into which a holder’s shares of Series A Stock could be converted at the record date for the determination of stockholders entitled to vote on such matter. Except as otherwise provided in the Registrant’s articles of incorporation, by the Alaska Business Corporations Act or the Statement of Designation of Shares of Preferred Stock (“Statement of Designation”), as filed, holders of Series A Stock vote as a single class on an as-if-converted basis on all matters. No holder of Series A Stock is entitled to pre-emptive voting rights.

Voluntary Conversion Rights and Mandatory Conversion

Shares of Series A Stock may, at the option of the holder, be converted at any time into a number of fully-paid and non-assessable shares of Common Stock as is equal to the product obtained by multiplying the Series A Conversion Rate (as defined below) by the number of shares of Series A Stock being converted (“Voluntary Conversion”). The conversion rate for Series A Stock in effect at any time (the “Series A Conversion Rate”) equals $1.00 divided by the Series A Conversion Price (as defined below). The conversion price for Series A Stock in effect from time to time is $.16667 per share (the “Series A Conversion Price”). The Series A Conversion Price is subject to adjustment in accordance with the provisions of the Statement of Designation.

Each share of Series A Stock will be converted automatically, without any further action by the holders of the shares and whether or not the certificates representing such shares are surrendered to the Registrant, into the number of shares of Common Stock into which such Series A Stock would be converted pursuant to Voluntary Conversion under the following circumstances (“Mandatory Conversion”): (A) the Registrant has the right, at its sole option, to convert all Series A Stock into Common Stock after the third anniversary of its issuance if the weighted average trading price of the Common Stock exceeds $1.00 per share (adjusted appropriately for stock splits, stock dividends and the like) on the FINRA over-the-counter bulletin board (or the national exchange on which the Registrant is traded at the time of the mandatory conversion) for ten consecutive trading days; or (B) the Registrant has the right, at its sole option, to convert all Series A Stock into Common Stock after the tenth anniversary of the date of issuance. The Registrant will deliver written notice of Mandatory Conversion to holders of Series A Stock five business days prior to the date specified by the Registrant for Mandatory Conversion.

Dividends

The holders of Series A Stock are entitled to receive, when and as declared by the Registrant’s board of directors (the “Board”), yearly cumulative dividends from the surplus or net profits of the Registrant at an effective rate of 5% per annum, and no more, of the original Series A Stock purchase price of $1.00 per share (“Series A Dividends”). The Series A Dividends accrue ratably from the date of issuance of the Series A Stock through the entire period in which shares of Series A Stock are held and are payable to the holder of the Series A Stock on the conversion date of the Series A Stock or as may be declared by the Board (each, a “Dividend Payment Date”), with proper adjustment for any dividend period which is less than a full year. The Series A Dividends are payable before any dividends will be paid upon, or set apart for, the Common Stock and will be cumulative, so that for any dividends not paid or set apart for payment for the Series A Stock, the deficiency (without interest) will be fully paid and set apart for payment, before any dividends will be paid upon, or set apart for, the Common Stock.

If the Registrant pays Series A Dividends, the holder of Series A Stock may elect to receive payment of Series A Dividends in cash; in shares of Common Stock, the amount of which will be the quotient of the amount of the Series A Dividends to be paid divided by the Conversion Price; or provisionally in gold. Payment of Series A Dividends in gold will be paid only if the Registrant is producing gold in sufficient quantities as of the Dividend Payment Date, as reasonably determined by the Board, to pay such in-kind dividend and will be delivered in the form of gold produced from the Registrant’s Chandalar property. The value of gold used to pay Series A Dividends is calculated based on the afternoon London Gold Fixing rate as listed by the London Gold Market Fixing Ltd. on the Dividend Payment Date discounted by 10% to account for an in-kind premium.

After payment of Series A Dividends and equivalent payment of dividends on Common Stock, the holders of Series A Stock are entitled to receive dividends, at the same rate as any further or additional dividends declared upon Common Stock, payable pari passu as if the holder of Series A Stock had converted all of the holder’s Series A Stock into shares of Common Stock (as of the record date for the determination of holders of Common Stock entitled to receive such dividend).

Item 7.01	Regulation FD

On January 2, 2009, the Registrant issued a press release announcing the transactions disclosed in Items 3.02 and 5.03 above. A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Exhibits

3.01	Statement of Designation of Shares of Preferred Stock (incorporated herein by reference from the Registrant's Registration Statement on Form S-1, filed with the SEC on January 5, 2009)

99.1	Press Release dated January 2, 2009*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLDRICH MINING COMPANY (Registrant)

Dated: January 5, 2009	By: /s/ Ted R. Sharp Ted R. Sharp Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
3.01	Statement of Designation of Shares of Preferred Stock (incorporated herein by reference from the Registrant's Registration Statement on Form S-1, filed with the SEC on January 5, 2009)

99.1	Press Release dated January 2, 2009